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                                                                  Exhibit 10.14

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND ANY SHARES ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE AT THE TIME OF SUCH OFFERING, SALE OR TRANSFER.

                               CYBER DIALOGUE INC.

                          Common Stock Purchase Warrant

                                                              New York, New York
No. W-3                                                       September 14, 1999

            Cyber Dialogue Inc. (the "Company"), a Delaware corporation, for value received, hereby certifies that eCom Partners Fund I LLC; or registered assigns (the "holder"), is entitled to purchase from the Company the Exercisable Number (as defined in section 9) of duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $.01 per share (the "Common Stock") of the Company at the Purchase Price (as defined in section 9), at any time or from time to time prior to 5:00 P.M., New York City time, on the three-year anniversary of the Issuance Date (or such later date as may be determined pursuant to section 14), all subject to the terms, conditions and adjustments set forth below in this Warrant.

            This Warrant is the Common Stock Purchase Warrant (the "Warrant", such term to include any such warrants issued in substitution therefor) originally issued on September 14, 1999 (the "Issuance Date") in connection with the Consulting Agreement of even date herewith between the Company and the holder. The Warrant originally so issued evidences rights to purchase the Exercisable Number of shares of Common Stock subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 9; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "section" are, unless otherwise specified, to one of the sections of this Warrant.
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            1. Exercise of Warrant.

            1.1. Representations of the Holder. Prior to exercise of the Warrant, the holder shall represent and warrant that (i) it is an "accredited investor" as such term is defined in Regulation D under the Securities Act; (ii) it is acquiring the shares of Common Stock for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, nor with any present intention of distributing or selling the same in violation of the Securities Act; and (iii) it confirms that it has such knowledge and experience in financial and business matters that such holder is capable of evaluating the merits and risks of an investment in the shares and of making an informed investment decision and understands that (A) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment; (B) the purchase of the shares hereunder is a speculative investment which involves a high degree of risk of loss of the entire investment; and (C) there are substantial restrictions on the transferability of, and there will be no public market for, the shares, and accordingly, it may not be possible for such holder to liquidate such holder's investment in case of emergency.

            1.2. Manner of Exercise. This Warrant may be exercised by the holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or in the manner provided in section 1.5 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Purchase Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined as provided in sections 2 and 3.

            1.3. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.2, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in section 1.4 shall be deemed to have become the holder or holders of record thereof.

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            1.4. Delivery of Stock Certificates, etc. As soon as practicable after each exercise from time to time of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company will cause to be issued in the name of and delivered to the holder hereof or, subject to section 5, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

            (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise, and

            (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in section 1.2.

            1.5. Payment by Application of Shares Otherwise Issuable. Upon any exercise of this Warrant, the holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by section 1.2 such number of the shares of Common Stock otherwise issuable to such holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the payment required by section 1.2 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number.

            2. Adjustment of Common Stock Issuable Upon Exercise.

            2.1. General; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.2, by the fraction of which (a) the numerator is the Purchase Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be the Purchase Price per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

            2.2 Treatment of Issuances of Additional Shares of Common Stock.

            2.2.1 Adjustment. Subject to Section 2.2.2, in case the Company at any time or from time to time shall issue or sell Additional Shares of Common Stock without consideration or for a consideration per share less than the lesser of the Current Market Price and the Warrant Price in effect immediately prior to such issue or sale (in either case, a "Below Market Issuance"), then, in each such case, subject to section 2.6, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

            (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the lesser of such Current Market Price and such Warrant Price, and

            (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale.

            2.2.2 Limitation on Adjustment. Section 2.2.1 shall not apply if the Below Market Issuance had been approved:

            (a) in accordance with Section 7.6(E) of the Common Stock Purchase Agreement of the Company of even date herewith (as such agreement may subsequently be amended, supplemented or otherwise modified by the parties thereto, the "Stock Purchase Agreement") or under any other agreement involving the Company and the holder or any of its affiliates granting the holder or its affiliate any approval rights with respect to such Below Market Issuance, or

            (b) by any member of the Board of Director designated by the holder or any its affiliates under any stockholders agreement or other arrangement involving the Company and any of its other stockholders.

            2.3. Treatment of Extraordinary Dividends and Distributions. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend or other distribution on the Common Stock (other than (x) regular periodic dividends payable in cash out of earned surplus and (y) shares of Common Stock), then, and in each such case, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

            (x) the numerator of which shall be the Current Market Price in effect on such record date less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

            (y) the denominator of which shall be such Current Market Price.

            2.4. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend or other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Warrant Price shall be reduced, effective as of (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

            (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such dividend or subdivision, and

            (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such dividend or subdivision.

            2.5. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

            2.6. Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this section 2 would be less than one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Warrant Price.

            3. Extraordinary Transactions.

            3.1. Consolidation, Merger or Transfer. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, the Company shall give 30 days' notice of such transaction to the holder, which notice shall specify that the Warrant will terminate unless exercised prior to such transaction and, provided such notice is timely given, this this Warrant shall terminate immediately prior to consummation of such transaction unless previously exercised by the holder.

            3.2. Reorganization or Classification. In case the Company after the date hereof shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification for which adjustment in the Warrant Price is provided in section 2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise prior to such consummation, the number of shares of capital stock of the Company which such holder would actually have been entitled to receive as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in section 2.

            4. Notices of Corporate Action. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus) or other distribution, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

            5. Restrictions on Transfer.

            5.1. Restrictive Legends. Except as otherwise permitted by this section 5, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this section 5, each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares may be transferred only in compliance with the conditions specified in certain Common Stock Purchase Warrants issued by Cyber Dialogue Inc. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of Cyber Dialogue Inc. or at the office or agency maintained by Cyber Dialogue Inc. as provided in such Warrant and will be furnished to the holder of such shares upon written request and without charge."

            5.2. Recipients of Transfer. The holder shall not transfer the Warrant to any person other than an affiliate or principal of eCom Partners Fund, L.P., and only if such transferee is an "accredited investor" as such term is defined in Regulation D of the Securities Act, and the transfer would not otherwise cause registration under the Securities Act to be required.

            6. Availability of Information. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 adopted by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Common Stock. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

            7. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock from time to time issuable upon exercise of the Warrant. All shares of Common Stock issuable upon exercise of the Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

            8. Registration and Transfer of Warrant, etc.

            8.1. Warrant Register; Ownership of Warrant. The Company will keep at its principal office a register in which the Company will provide for the registration of the Warrant and the registration of transfers of the Warrant. The Company may treat the Person in whose name the Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary. Subject to section 5, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

            8.2. Transfer and Exchange of Warrant. Upon surrender of the Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with section 5, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

            8.3. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

            9. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            Additional Shares of Common Stock: All shares of Common Stock issued or sold by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares issuable:

                  (i) in connection with the Stock Purchase Agreement or the transactions contemplated thereby;

                  (ii) upon the exercise or conversion of any security disclosed in Section 3.3 of the Disclosure Schedule to the Stock Purchase Agreement; or

                  (iii) upon exercise of options granted under the Company's stock option plans as long as the aggregate number of such shares does not exceed 20% of the fully-diluted ownership of the Company and 25% of the Outstanding Common Stock.

            Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

            Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            Company: As defined in the introduction to this Warrant.

            Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

            Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            Exercisable Number: (i) 1,477 shares of Common Stock if the Warrant is exercised on or before the one-year anniversary of the Issuance Date; (ii) 1,149 shares of Common Stock if the Warrant is exercised during the period beginning one day after the one-year anniversary of the Issuance Date and ending on the two-year anniversary of the Issuance Date; and (iii) 941 shares of Common Stock if the Warrant is exercised during the period beginning one day after the two-year anniversary of the Issuance Date and ending on the three-year anniversary of the Issuance Date.

            Market Price: On any date specified herein, the amount per share of the Common Stock, equal to (a) the last sale price of such Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the value as determined by a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 30 days preceding the date as of which the determination is to be made.

            NASD: The National Association of Securities Dealers, Inc.

            Person: A corporation, an association, a limited liability company, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            Purchase Price: The purchase price per share of Common Stock of (i) $677.17 if the Warrant is exercised on or before the one-year anniversary of the Issuance Date; (ii) $869.96 if the Warrant is exercised during the period beginning one day after the one-year anniversary of the Issuance Date and ending on the two-year anniversary of the Issuance Date; and (iii) $1,062.75 if the Warrant is exercised during the period beginning one day after the two-year anniversary of the Issuance Date and ending on the three-year anniversary of the Issuance Date.

            Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            Stock Purchase Agreement: As defined in section 2.2.2.

            Transfer: Any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

            Warrant Price: As defined in section 2.1.

            Warrants: As defined in the introduction to this Warrant.

            10. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            11. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

            12. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its principal office, provided that the exercise of any Warrant shall be effective in the manner provided in section 1.

            13. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            14. Expiration. Except with respect to section 3, in which case the notice provisions specified therein shall apply, the Company will give the holder of this Warrant not less than six weeks nor more than two months notice of the expiration of the right to exercise this Warrant. Except as otherwise provided in section 3, the right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on the three-year anniversary of the Issuance Date, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until a date six weeks after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

            15. Descriptive Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            16. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            17. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Company with respect to this Warrant may be brought in any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant, subject to any rights of appeal, and (b) irrevocably waives any objection the Company may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Company hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of section 12, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail or, if earlier, when delivered. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any holder of any Warrant to bring proceedings against the Company in the courts of any other jurisdiction. THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL

PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS WARRANT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                                        CYBER DIALOGUE INC.


                                        By:  /s/ Mark Esiri
                                           -------------------------------------
                                           Title: CEO Mark Esiri

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To Cyber Dialogue Inc.

      The undersigned registered holder of the within Warrant hereby represents that (i) it is an "accredited investor" as such term is defined in Regulation D under the Securities Act; (ii) it is acquiring the shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, nor with any present intention of distributing or selling the same in violation of the Securities Act; and (iii) it confirms that it has such knowledge and experience in financial and business matters that such holder is capable of evaluating the merits and risks of an investment in the shares and of making an informed investment decision and understands that (A) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment; (B) the purchase of the shares hereunder is a speculative investment which involves a high degree of risk of loss of the entire investment; and (C) there are substantial restrictions on the transferability of, and there will be no public market for, the shares, and accordingly, it may not be possible for such holder to liquidate such holder's investment in case of emergency.

      The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______* shares of Common Stock of Cyber Dialogue Inc. and herewith makes payment of $___________ therefor, and

----------

* Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is ______________________________.

Dated:


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
            `                           face of Warrant)


                                        ----------------------------------------
                                                (Street Address)


                                        ----------------------------------------
                                                (City)(State)(Zip Code)

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ the right represented by such Warrant to purchase ___________ shares of Common Stock of Cyber Dialogue Inc. to which such Warrant relates, and appoints ________________ Attorney to make such transfer on the books of Cyber Dialogue Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)


                                        ----------------------------------------
                                                (Street Address)


                                        ----------------------------------------
                                                (City)(State)(Zip Code)

Signed in the presence of:


----------------------------------------